Exhibit 10.24

PLEDGE OF COLLATERAL

Reference is made to a certain Deed of Novation and Assignment dated January 18, 2020, by and between Berwin Trading Limited (“Berwin”), Profit Well Limited (“Profit Well”), Foothills Exploration, Inc. (“Foothills”) and Beijing Gas Blue Sky Holdings Limited (“BGBS”) (the “Novation”).

Pursuant to the Novation, a new promissory note between BGBS and Foothills for the combined amount of $5,476,505, shall be hereby secured and collateralized by Foothills’ Ute Tribal North properties, as described in the attached Exhibit A.

[Signature Pages Follow]

IN WITNESS WHEREOF this DEED has been executed and delivered as a DEED by the Parties on the date first above written.

SEALED with the COMMON SEAL of	)
BERWIN TRADING LIMITED	)
and SIGNED by	)
)
for and on its behalf	)
in the presence of:	)

SEALED with the COMMON SEAL of	)
PROFIT WELL LIMITED	)
and SIGNED by	)
)
for and on its behalf	)
in the presence of:	)

SEALED with the COMMON SEAL of	)
FOOTHILLS EXPLORATION, INC.	)
and SIGNED by B.P. Allaire, CEO	)

for and on its behalf	)
in the presence of:	)

SEALED with the COMMON SEAL of	)
BEIJING GAS BLUE SKY HOLDINGS	)
LIMITED	)
and SIGNED by	)
)
for and on its behalf	)
in the presence of:	)

EXHIBIT A

SPECIFIED LANDS

Township 1 North, Range 1 West, USB&M

Ute Tribal 1-32 Z1 4301330324
Sec. 32	Tribal Lease: 14-20-H62-1934 (40.00 acres)
NW/4NW/4 Duchesne County, Utah

Sec. 32	Tribal Lease: 14-20-H62-2457 (10.00 acres)
NE/4NE/4SW/4
Duchesne County, Utah

Township 1 North, Range 2 West, USB&M

Ute Tribal 1-26B 4301330168
Sec. 26	Tribal Lease: 14-20-H62-4952 (640.00 acres)
All
Duchesne County, Utah

L.E. Font 3-27 43013331052
Sec. 27	Tribal Lease: 14-20-H62-4733 (640.00 acres)
All
Duchesne County, Utah

Badger Ute H.E. Mann 2-28Z2 43013331053
Sec. 28	Tribal BIA Lease: 14-20-H62-1709 (640.00 acres)
All
Duchesne County, Utah

Township 1 South, Range 4 West, USB&M

A Rust 2 4301330290, Rust 3-22A4 4301331266
Sec. 22	Tribal Lease: 14-20-H62-1764 (40.00 acres)
NW/4NE/4
Duchesne County, Utah

Township 5 South, Range 4 West, USB&M

Ute Tribe 1-13 4301320075, Ute Tribe 13-15X 4301330844
Sec. 13	Tribal Lease: 14-20-H62-4894 (480.00 acres)
NE/4,SE/4,E/2NW,W/2SW/4
Duchesne County, Utah

Ute Tribal 24-12 4301330830
Sec. 24	Tribal Lease: 14-20-H62-4716 (160.00 acres)
NW/4
Duchesne County, Utah

Township 2 South, Range 6 West, USB&M

Ute 1-12B6 4301330268
Sec. 12	Tribal Lease: 14-20-H62-4951 (320.00 acres)
E/2
Duchesne County, Utah

Township 4 South, Range 6 West, USB&M

Ute Tribal 1-14D-6 4301330480
Sec. 14	Tribal Lease: 14-20-H62-4893 (588.52 acres)
Lot 1 (30.45 acres), Lot 4 (26.15 acres),
Lot 5 (39.00 acres), Lot 6 (37.90 acres),
Lot 7 (32.19 acres), Lot 8 (22.83 acres)
NE/4, S/2SW/4, SE/4
Duchesne County, Utah

Township 1 South, Range 1 East, USB&M

Ute Tribal 1-16A1E 4304730231
Sec. 16	Tribal Lease: 14-20-H62-4888 (480.00 acres)
E/2, E/2W/2
Uintah County, Utah

Sec. 21	Tribal Lease: 14-20-H62-4888 (120.00 acres)
N/2NE/4, NE/4NW/4
Uintah County, Utah

CJ Hackford 1-23 4304730279
Sec. 23	Tribal Lease: 14-20-H62-2718 (480.00 acres)
E/2NE/4, E/2W/2NE/4,
SW/4NW/4, S/2
Uintah County, Utah

Fausett 1-26A1E 4304730821
Sec. 26	Tribal Lease: 14-20-H62-4889 (160.00 acres)
W/2W/2
Uintah County, Utah

Township 2 South, Range 1 East, USB&M

Ute Tribal 1-2B1E 4304730931
Sec. 2	Tribal Lease: 14-20-H62-4710 (20.00 acres)
SW/4SE/4NW/4, W/2NE/4SE/4NW/4,
W/2NW/4NE/4SW/4
Uintah County, Utah

Sec. 2	Tribal Lease: 14-20-H62-4711 (405.30 acres)
Lots 2, 5, 9, 10, SE/4SW/4NW/4,
W/2SW/NW/4, E/2NE/4SE/4NW/4,
SE/4SE/4NW/4, W/2SE/4, W/2SW/4,
SE/4SW/4, S/2NE/4SW/4, NE/4NE/4SW/4,
S/2NW/4NE/4SW/4
Uintah County, Utah

Ute Tribal 1-14B1E 4304730774
Sec. 14	Tribal Lease: 14-20-H62-5022 (270.00 acres)
NENE, E/2NWNE, E/2W/2NWNE, W/2NENENW, W/2NENW,
N/2N/2NWNW, SWSWNW, W/2SENW, W/2SESENW, NENESW,
E/2W/2NESW, SENWSW, W/2NWSW, SW/4SW/4, E/2W/2SESW
W/2W/2/E/2SESW, N/2N/2SENESW, W/2W/2E/2SW, W/2E/2W/2E/2SESW
Uintah County, Utah

ADDITIONAL LANDS

Township 1 North, Range 2 West, USB&M

Ute Tribal 1-34B 4301310494
Sec. 34	Tribal Lease: 14-20-H62-1704 (40.00 acres)
Wellbore Only
Duchesne County, Utah

Ute Tribal 2-35B 4301330106
Sec. 35	Tribal Lease: 14-20-H62-1614 (640.00 acres)
All
Duchesne County, Utah

Township 4 South, Range 4 West, USB&M

Coyote Ute Tribal 10-9 4301330861
Sec. 9	Tribal Lease: I109-IND-5351 (320.00 acres)
S/2
Duchesne County, Utah

Township 5 South, Range 4 West, USB&M

Ute Tribal 16-2 4301330756
Sec. 2	Tribal Lease: 14-20-H62-3404 (560.00 acres)
NW,NE,SW,E/2SE
Duchesne County, Utah

Ute Tribal 25-2, 25-5, 25-6
Sec. 25	Tribal Lease: 14-20-H62-3440 (320.00 acres)
NW/4,W/2NE/4,W2SE/4
Duchesne County, Utah